SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2006

                           American Bank Incorporated
             (Exact name of registrant as specified in its charter)

        Pennsylvania                    000-31246                01-0593266
---------------------------     -------------------------    ------------------
(State or other jurisdiction       (Commission File No.)      I.R.S. Employer
      of incorporation)                                      Identification No.)


4029 West Tilghman Street, Allentown, Pennsylvania                  18104
--------------------------------------------------                  -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (610) 366-1800
                                                     --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant
            --------------------------------------------

     On May 1, 2006, Beard Miller Company LLP, the Registrant's independent registered public accounting firm, informed the Registrant's Audit Committee that Beard Miller Company LLP will cease rendering audit services to the Registrant, effective upon the Registrant's filing of its Quarterly Report on Form 10-QSB for the quarter ending March 31, 2006.

     The audit reports of Beard Miller Company LLP on the financial statements of the Registrant for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope or accounting principles.

     During the two years ended December 31, 2005 and 2004 and through the date hereof, there were no disagreements with Beard Miller Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Beard Miller Company LLP's satisfaction, would have caused Beard Miller Company LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

     The Registrant requested that Beard Miller Company LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not Beard Miller Company LLP agreed with the above statements. A copy of Beard Miller Company LLP's letter to the SEC dated May 5, 2006 is filed as an Exhibit to this Form 8-K.

     On May 3, 2006, the Audit Committee of the Registrant engaged S.R. Snodgrass, A.C. as the Registrant's new independent registered public accounting firm for the remainder of 2006. During the years ended December 31, 2005 and 2004 and through the date hereof, the Registrant did not consult with S.R. Snodgrass, A.C. regarding any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-B.

         Exhibit No.           Description
         -----------           ------------
         16                    Letter regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       AMERICAN BANK INCORPORATED



DATE:  May 5, 2006                     By: /s/ Mark W. Jaindl
                                           -----------------------------------
                                           Mark W. Jaindl
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

         The following exhibits are filed as part of this report:

         Exhibit No.           Description
         -----------           -----------
         16                    Letter regarding change in certifying accountant